Exhibit 10.15

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

Dated 13TH March 2012

GW PHARMA LTD

and

ALMIRALL, S.A.

AMENDMENT AND SUPPLEMENTARY AGREEMENT TO

THE PRODUCT COMMERCIALISATION AND SUPPLY

CONSOLIDATED AGREEMENT DATED

6 JUNE, 2006

A LIMITED LIABILITY PARTNERSHIP

CityPoint, One Ropemaker Street | London EC2Y 9AW

Tel: +44 20 7920 4000 | Fax: +44 20 7496 8500

www.mofo.com

THIS AMENDMENT AGREEMENT is made the 13th of March 2012 (“Amendment”)

BETWEEN:

(1)                                 GW PHARMA LTD, a company organized under the laws of England, whose principal place of business is Porton Down Science Park, Salisbury, Wiltshire, SP4 0JQ, United Kingdom (“GW Pharma”); and

(2)                                 ALMIRALL, S.A. a company incorporated in Spain whose principal place of business is General Mitre 151, 08022 Barcelona, Spain (“Almirall”).

WHEREAS:

(A)                               GW Pharma and Almirall are parties to the Product Commercialisation and Supply Consolidated Agreement dated 6 June, 2006, as amended and supplemented (the “Commercialisation and Supply Agreement”).

(B)                               The Parties now wish to further amend and supplement the terms of the Commercialisation and Supply Agreement as set out herein.

IT IS NOW AGREED AS FOLLOWS:

1.                                      AMENDMENTS

The Parties agree that the provisions of the Commercialisation and Supply Agreement are amended as follows:

1.1                               The definition of “Supply Price” in Clause 1.1 is deleted and replaced by the following:

“Supply Price” — the price per Unit (calculated on a country by country basis) at which GW Pharma will supply Almirall with Product being:

(i)                                     If, and for so long as, Product is not Launched for the Principal Indication of relief of pain associated with cancer:

(1)                     for each Calendar Year during the period from *** until ***, (A) *** of the Net Selling Price on Net Sales of up to *** and (B) ***of the Net Selling Price on Net Sales of *** or more;

(2)                     for each Calendar Year during the period from *** until ***, (A) *** of the Net Selling Price on Net Sales of up to *** and (B) *** of the Net Selling Price on Net Sales of *** or more; and

(3)                     for each Calendar Year during the period from ***, *** of the Net Selling Price, or

(ii)                                  if Product is Launched for the Principal Indication of relief of pain associated with cancer:

(1)                                 for each Calendar Year during the period from 1 January 2012 until the date of Launch of Product in the first Major European Market for the Principal Indication of relief of pain associated with cancer, after approval of such Principal Indication in such Major European Market (“CP Launch Date”), the Supply Price set out in (i) above shall apply;

(2)                                 if the CP Launch Date occurs prior to or on ***:

a.                                      for each Calendar Year (or portion thereof) during the period from the CP Launch Date until ***, (A) *** of the Net Selling Price on Net Sales of up to *** and (B) *** of the Net Selling Price on Net Sales of *** or more; and

b.                                      for each Calendar Year during the period from ***, *** of the Net Selling Price,

(3)                                 if the CP Launch Date occurs after ***:

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a.                                      for each Calendar Year (or portion thereof) during the period from the CP Launch Date until the date falling *** months after the CP Launch Date, (A) *** of the Net Selling Price on Net Sales of up to *** and (B) *** of the Net Selling Price on Net Sales of *** or more; and

b.                                      for each Calendar Year (or portion thereof) during the period from the date falling *** months after the CP Launch Date, *** of the Net Selling Price.

1.2              Mexico is included in the Territory and the corresponding definition of Territory in Clause 1.1 is deleted and replaced by the following:

“Territory” — Albania, Andorra, Austria, Belgium, Bosnia-Herzegovina, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Macedonia, Mexico, Monaco, Norway, Poland, Portugal, Romania, San Marino, Serbia and Montenegro, Slovakia, Slovenia, Spain, Sweden, Switzerland, The Netherlands, Turkey and the Vatican City. For clarity the Territory does not include Great Britain, Northern Ireland, the Channel Islands or the Isle of Man.

1.3               Clause 11.2 of the Commercialisation and Supply Agreement is deleted and replaced by the following:

“11.2                                 Upon shipment of Product to Almirall, GW Pharma shall submit invoices to Almirall, on a country by country basis, as follows:

11.2.1               during the period from *** until *** GW Pharma shall invoice Almirall for Product at a price per Unit of *** per cent (***%) of the Net Selling Price (for that country) as calculated for the previous

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Calendar Year (or List Price, if no sales of Product have been made in such country during the previous Calendar Year).

11.2.2               hereafter, subject to Clause 11.2.3, for so long as the Product is not Launched in the first Major European Market for the Principal Indication of relief of pain associated with cancer after approval of such Principal Indication in such Major European Market, GW Pharma shall invoice Almirall for Product: (a) for the period from *** until ***, at a price per Unit of *** of the Net Selling Price (for that country) as calculated for the previous Calendar Year (or List Price, when applicable); (b) for the period from *** until ***, at a price per Unit of *** per cent (***%) of the Net Selling Price (for that country) as calculated for the previous Calendar Year (or List Price, when applicable); and (c) for the period from ***, at a price per Unit of *** (***%) the Net Selling Price (for that country) as calculated for the previous Calendar Year (or List Price, when applicable).

11.2.3               if, after ***, Product is Launched in the first Major European Market for the Principal Indication of relief of pain associated with cancer after approval of such Principal Indication in such Major European Market, GW Pharma shall invoice Almirall for Product for the period from the CP Launch Date at a price per Unit of *** per cent (***%) of the Net Selling Price (for that country) as calculated for the previous Calendar Year (or List Price, when applicable).

The applicable price in any circumstance being the “Invoice Price”. The total amount invoiced in any Calendar Year for manufacturing and supplying Product for a specific country being the Invoice Income. Almirall shall pay each invoice in full within sixty (60) days after the date of invoice. All invoices shall be stated in Euros and payments shall be made in Euros.”

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1.4               Clause 11.5.6 of the Commercialisation and Supply Agreement is deleted and replaced by the following:

“11.5.6                       the total of the calculation being the balancing payment due. GW will then raise an invoice or credit note accordingly and the Party which this calculation shows needs to make a balancing payment shall pay the amount due to the other within thirty (30) days of receipt of the relevant invoice or credit note. Any dispute between the Parties as to the basis of the calculation shall be resolved in accordance with the mechanism set out in Clauses 11.14 and 11.15. The above calculation is designed to adjust (i) the Supply Price payable for the Product in each country and (ii) the price of the Product held in stock by Almirall at the Calendar Year end to the new Invoice Price for that country for the new Calendar Year such that goods in transit or timing differences should be taken into account in the above calculation to make the numbers used equitable between the Parties.”

1.5               Clause 11.7.5 of the Commercialisation and Supply Agreement is deleted and replaced by the following:

“11.7.5                       *** upon the recruitment of a total of *** patients for participation in GW Pharma’s Phase III Clinical Trial GWCA0958 for the relief of pain associated with cancer. Notwithstanding anything to the contrary in the first sentence of Clause 11.13, Almirall shall make the milestone payment set out in this Clause 11.7.5 in Euros.”

1.6               The regulatory approval milestone payments established for the second Indication in Clauses 11.8.5 to 11.8.8 (inclusive) of the Commercialisation and Supply Agreement are deleted-and Clauses 11.8.1 to 11.8.12 of the Commercialisation and Supply Agreement are deleted and replaced by the following:

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“***

11.8.1                             ***;

11.8.2                             ***;

11.8.3                             ***.

***

Second Indication to be granted a Marketing Authorisation

11.8.4                             ***;

11.8.5                             ***;

11.8.6                             ***;

11.8.7                             ***.

For the purposes of Clause 11.8 the two (2) Indications are:

(i)                                               pain or spasticity in multiple sclerosis; and

(ii)                                            neuropathic pain associated with any disease other than multiple sclerosis.”

1.7               For clarity, the Parties acknowledge and agree that, as at the Amendment Effective Date,

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the milestone payments set out in Clause 11.8.1 and Clause 11.8.2 of the Commercialization and Supply Agreement have been paid by Almirall to GW Pharma.

2.                      SUPPLEMENTARY AGREEMENT IN RESPECT OF MEXICO

2.1                               In consideration of the grant of rights in respect of Mexico, Almirall shall pay to GW Pharma a technical access fee equal to ***. Such technical access fee shall be payable by Almirall within thirty (30) days of the later of (i) the date of this Amendment or (ii) receipt of an invoice therefor from GW Pharma.

2.2                               The Parties have agreed that, notwithstanding anything to the contrary in the Commercialisation and Supply Agreement (and in particular in Clause 4.1.6 of the Commercialisation and Supply Agreement), Almirall shall be responsible for all reasonable costs and expenses paid by GW Pharma to Third Parties with respect to the preparation, submission, prosecution and maintenance of all CTAs, MAAs and other filings, applications, permissions and other approvals required by any Regulatory Authority to the extent specifically required to obtain necessary Marketing Authorisations to Commercialise Product in Mexico.

2.3                               Nothing in this Amendment or in the Commercialisation and Supply Agreement shall be construed to oblige Almirall to carry out or fund any studies or development activities (including without limitation Clinical Trials) which may be at any time required for the preparation, submission, obtaining and/or maintenance of any necessary Marketing Authorisations to Commercialise Product in Mexico. In case any substantial costs or expenses are required to be incurred or paid by Almirall in connection with any MAAs or Marketing Authorisations in Mexico, Almirall shall have the right to decide at its sole discretion not to incur any such expenses and, where applicable, to cancel and withdraw the relevant authorisations so affected, as well as to exclude Mexico from the Territory covered in the Commercialisation and Supply Agreement, by written notice to GW Pharma to become immediately effective.

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2.4               If required by Applicable Laws, Almirall shall cause its Mexican Affiliate to act as GW Pharma’s agent to file MAAs for Product in Mexico in the name of such Almirall’s Mexican Affiliate. In such circumstances and to permit Almirall to act as GW Pharma’s agent for the purposes of filing MAAs for Product in Mexico, the Parties shall supplement the terms of the Commercialization and Supply Agreement on terms substantially similar to the Supplementary Agreement in respect of Switzerland dated November 17, 2011.

3.                      EFFECT

This Amendment shall become effective on the date first written above (the “Amendment Effective Date”).

4.                      REPRESENTATIONS AND WARRANTIES

4.1               As of the Amendment Effective Date each Party hereby represents and warrants to the other Party that it (i) has the power and authority and the legal right to enter into this Amendment and to perform its obligations hereunder, and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Amendment and the performance of its obligations hereunder. This Amendment has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

5.                     REFERENCE TO AND EFFECT ON THE COMMERCIALISATION AND SUPPLY AGREEMENT

This Amendment effects an amendment to the Agreement, in accordance with the terms of Clause 31 of the Commercialisation and Supply Agreement. Upon the

Amendment Effective Date each reference in the Commercialisation and Supply Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Commercialisation and Supply Agreement as supplemented hereby. Other than as supplemented by this Amendment the Commercialisation and Supply Agreement shall be otherwise unchanged.

6.                      INTERPRETATION

The interpretation and construction of this Amendment shall be made in accordance with the terms of the Commercialisation and Supply Agreement and Clauses 25, 26, 30 and 35 of the Commercialisation and Supply Agreement are hereby incorporated by reference. In this Amendment capitalised words and phrases shall have the same meaning as in the Commercialisation and Supply Agreement except as otherwise set out herein.

7.                      EXECUTION IN COUNTERPARTS

This Amendment may be executed in any number of counterparts, each of which shall be considered an original instrument, but all of which together shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties.

In Witness Whereof, the Parties have executed this Amendment on the date first written above.

GW PHARMA LTD		ALMIRALL, S.A.

By:	/s/ Justin Gover	By:	/s/ illegible